Exhibit 99.1

FOR IMMEDIATE RELEASE

FEBRUARY 25, 2020

Investor Relations: Kate Walsh, Vice President of Investor Relations & Tax, 214-721-9696, kate.walsh@enlink.com

Media Relations: Jill McMillan, Vice President of Strategic Relations & Public Affairs, 214-721-9271, jill.mcmillan@enlink.com

EnLink Midstream Appoints Two New Directors to Board

Adds a New Leader of Operational Excellence to Management Team

DALLAS, February 25, 2020 – EnLink Midstream, LLC (NYSE: ENLC) (EnLink) today announced the appointment of two new directors to its Board of Directors and a new member to its senior leadership team.

Board Appointments

EnLink has appointed Deborah G. Adams and James K. Lee to the Company’s Board. Adams will serve as an independent director. Lee, an Investment Principal at Global Infrastructure Partners (GIP), will replace Matthew C. Harris, who will step down from the Board at the same time. These changes are effective March 1, 2020. As a result, the Board will be expanded to 10 directors, four of whom are independent.

“We are pleased to welcome Debbie and James to the EnLink Board,” said Barry E. Davis, EnLink Chairman and Chief Executive Officer. “Together they bring extensive experience in the oil and gas industry, finance, and sustainability, as well as public company governance. We are confident they will be valuable additions to our boardroom as we continue executing EnLink’s plan to enhance profitability, capture long-term growth opportunities, strengthen our financial position, and drive organizational efficiency. Additionally, these appointments reflect our commitment to enhancing our board through the addition of new, diverse perspectives, and we look forward to benefitting from our new directors’ insights and expertise.

“I would also like to thank Matt for his service and dedication to EnLink over the past year and a half. He has been a valued member of the Board.”

Senior Vice President, Operational Excellence Appointment

EnLink has also named Walter Pinto to the newly created position of Senior Vice President, Operational Excellence. In this role, Pinto will be responsible for building, leveraging, and managing the organizational capabilities required to optimize EnLink’s operational and business performance. He will lead EnLink’s Operational Excellence, Information Technology, and Environmental, Health, and Safety departments. He will join EnLink on March 16 and will be a member of the EnLink Senior Leadership Team, reporting directly to Davis.

“Walter brings to EnLink global experience in large-scale site leadership, engineering, and reliability,” Davis said. “His passion for technology and track record of applying operational improvement programs to significantly improve site operations and safety will optimize EnLink’s operational and business performance and help create a culture of continuous improvement at EnLink.

“Additionally, Walter’s impressive downstream experience will be invaluable as we pursue downstream opportunities and expand our premier Louisiana footprint in response to growing global demand. We look forward to his contributions and are excited to enhance operational excellence and further diversify EnLink’s business mix.”

Director and Leader Biographies

Deborah G. Adams served on the Executive Leadership Team at Phillips 66 as Senior Vice President of HSE, Projects, and Procurement from 2014 until her retirement in October 2016. She led the midstream operations of Phillips 66 and ConocoPhillips as the Division President of Transportation from 2008 to 2014. She also held various leadership posts including leading the international refining business for ConocoPhillips and serving on several of ConocoPhillips’ joint venture boards. Adams serves as a member of the Oklahoma State University Foundation Board of Trustees and on the Board of Governors. In 2014, Adams was inducted into the Oklahoma State University College of Engineering, Architecture, and Technology Hall of Fame, and in 2015, the National Diversity Council named Adams to the list of the Top 50 Most Powerful Women in Oil and Gas. Adams is on the Board of Gulfport Energy, Austin Industries and MRC Global, Inc. She received a Bachelor of Science in chemical engineering from Oklahoma State University.

James K. Lee is an Investment Principal at Global Infrastructure Partners (GIP) and a key member of GIP’s North American energy investment business. He has been a member of GIP’s investment team since 2009. Prior to joining GIP, Lee was an investment banker at Goldman Sachs. Lee currently serves on the Board of Directors of Competitive Power Ventures, a privately held electric power generation development and asset management company. He holds a Bachelor of Commerce (Honors and University Medal) and a Bachelor of Laws from the University of New South Wales.

Walter Pinto most recently served as a Senior Advisor of Hastings Equity Partners, supporting Hastings in the sourcing, diligence, and stewardship of existing portfolio companies and new opportunities. He previously spent 25 years at LyondellBasell Industries, including as Senior Director, Global Projects, Engineering, Turnarounds, Reliability, and Maintenance from 2017 to 2019. He serves on the Board of Specialty Welding and Turnarounds, LLC (SWAT) and A&L Industries. He has also served as a board member of several trade and community organizations. Pinto received a Master of Science in mechanical engineering from the University of Wisconsin, Milwaukee and a Bachelor of Science in mechanical engineering from National Institute of Technology in India.

About EnLink Midstream

EnLink Midstream reliably operates a differentiated midstream platform that is built for long-term, sustainable value creation. EnLink’s best-in-class services span the midstream value chain, providing natural gas, crude oil, condensate, and NGL capabilities. Our purposely built, integrated asset platforms are in premier production basins and core demand centers, including the Permian Basin, Oklahoma, North Texas, and the Gulf Coast. EnLink’s strong financial foundation and commitment to execution excellence drive competitive returns and value for our employees, customers, and investors. Headquartered in Dallas, EnLink is publicly traded through EnLink Midstream, LLC (NYSE: ENLC). Visit www.EnLink.com to learn how EnLink connects energy to life.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Although these statements reflect the current views, assumptions, and expectations of our management, the matters addressed herein involve certain assumptions, risks, and uncertainties that could cause actual activities, performance, outcomes, and results to differ materially from those indicated herein. Therefore, you should not rely on any of these forward-looking statements. All statements, other than statements of historical fact, included in this press release constitute forward-looking statements, including but not limited to statements identified by the words “forecast,” “may,” “believe,” “will,” “should,” “plan,” “predict,” “anticipate,” “intend,” “estimate,” and “expect” and similar expressions. Such forward-looking statements include, but are not limited to, statements about expected future financial and operational results, future growth in our existing business or as a result of new projects and acquisitions, the ability to achieve additional growth, our relationship with customers, the future of the energy business and of the midstream sector, objectives, strategies, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect our financial condition, results of operations, and cash flows include, without limitation, (a) potential conflicts of interest of Global Infrastructure Partners (“GIP”) with us and the potential for GIP to favor GIP's own interests to the detriment of the unitholders, (b) GIP's ability to compete with us and the fact that it is not required to offer us the opportunity to acquire additional assets or businesses, (c) a default under GIP's credit facility could result in a change in control of us, could adversely affect the price of our common units, and could result in a default under our credit facility, (d) the dependence on Devon for a substantial portion of the natural gas and crude that we gather, process, and transport, (e) developments that materially and adversely affect Devon or other customers, (f) adverse developments in the midstream business that could reduce our ability to make distributions, (g) the competition for crude oil, condensate, natural gas, and NGL supplies and any decrease in the availability of such commodities, (h) decreases in the volumes that we gather, process, fractionate, or transport, (i) construction risks in our major development projects, (j) our ability to receive or renew required permits and other approvals, (k) changes in the availability and cost of capital, including as a result of a change in our credit rating, (l) operating hazards, natural disasters, weather-related issues or delays, casualty losses, and other matters beyond our control, (m) impairments to goodwill, long-lived assets and equity method investments, and (n) the effects of existing and future laws and governmental regulations, including environmental and climate change requirements and other uncertainties. These and other applicable uncertainties, factors, and risks are described more fully in EnLink Midstream Partners, LP’s and EnLink Midstream, LLC’s filings (collectively, “EnLink Midstream”) with the Securities and Exchange Commission, including EnLink Midstream Partners, LP’s and EnLink Midstream, LLC’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Neither EnLink Midstream Partners, LP nor EnLink Midstream, LLC assumes any obligation to update any forward-looking statements.

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